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                                                                   EXHIBIT 10.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement of Form 10-SB (Amendment No. 5) dated February 13, 1997 of our report dated May 1, 1996 on our audits of the consolidated financial statements of Medical Asset Management, Inc. for the years ended December 31, 1995 and 1994 and our report dated September 23, 1996, on our audit of the financial statements of OB-GYN, Associates, P.C. for the year ended December 31, 1995.


/s/ HARLAN & BOETTGER


Harlan & Boettger, CPAs
San Diego, California
February 12, 1997